VARIABLE INTEREST ENTITIES	12 Months Ended
Dec. 31, 2013
VARIABLE INTEREST ENTITIES

4. VARIABLE INTEREST ENTITIES

The Group is the primary beneficiary of certain VIEs, including i) Shanghai IT and Huopu Cloud which were designed by the Group to comply with PRC regulations that prohibit direct foreign ownership of businesses that operate online games in the PRC, and ii) Mengxiang Hulian, which is a start-up research and development company (“R&D VIE”) developing games funded by the Group as of December 31, 2013. Fire Rain and Wanyouyl which used to be consolidated VIEs were deconsolidated in 2012.

Shanghai IT and Huopu Cloud

Shanghai IT and Huopu Cloud are VIEs of the Group, which were designed by the Group to comply with PRC regulations that prohibit direct foreign ownership of businesses that operate online and TV games in the PRC. The game operation was primarily performed by Shanghai IT.

There are a few key contractual arrangements between The9 Computer (the “WOFE”) and related VIEs that provide the Group with a controlling financial interest over the VIEs and upon which the Group concluded that it is required to consolidate these entities pursuant to the guidance in ASC 810.

A summary of the contractual agreements referenced above is as follows:

1)	Loan Agreement. The WOFE entered into loan agreements with each shareholder of the relevant VIEs. Pursuant to the terms of these loan agreements, the WOFE granted an interest-free loan to each shareholder of the VIEs for the explicit purpose of making a capital contribution to the VIEs. The loans have an unspecified term and will remain outstanding for the duration of WOFE or until such time that the WOFE elects to terminate the agreement (which is at the WOFE’s sole discretion) at which point the loans are payable on demand. The shareholders of the VIEs may not prepay all or any portion of the loans without the WOFE’s prior written request.

2)	Equity Pledge Agreement. The shareholders of the VIEs entered into equity pledge agreements with the WOFE. Under the equity pledge agreements, the shareholders of the VIEs pledged all of their equity interests in the VIEs to the WOFE as collateral for all of their payments due to the WOFE and to secure performance of all obligations of the VIEs and their shareholders under the above loan agreements. In addition, the dividend distributions to the shareholders of VIEs, if any, will be deposited in an escrow account over which the WOFE has exclusive control. The pledge shall remain effective until all obligations under such agreements have been fully performed. The shareholder has the obligation to maintain ownership and effective control over the pledged equity. Under no circumstances, without the prior written consent of the WOFE, may the shareholder transfer or otherwise encumber any equity interests in the VIEs. If any event of default as provided for therein occurs, the WOFE, as the pledgee, will be entitled to dispose of the pledged equity interests through transfer or assignment and use the proceeds to repay the loans or make other payments due under the above loan agreements up to the loan amounts.

3)	Call Option Agreement. The VIEs and their shareholders entered into equity call option agreements with the WOFE. Pursuant to such agreements, the shareholders of the VIEs grant the WOFE an irrevocable and exclusive option to purchase the shares of VIEs at a purchase price equal to the amount of the registered capital of the VIE or the loan provided by the WOFE, permissible by the then-applicable PRC laws and regulations. WOFE may exercise such right at any time during the term of the agreement. Moreover, under the call option agreements, neither the VIEs nor their shareholders may take actions that could materially affect the VIEs’ assets, liabilities, operations, equity or other legal rights without the prior written approval of the WOFE, including, without limitation, declaration and distribution of dividends and profits; sale, assignment, mortgage or disposition of, or encumbrances on, the VIE’s equity; merger or consolidation; acquisition of and investment in any third-party entities; creation, assumption, guarantee or incurrence of any indebtedness; entering into other materials contracts. The agreements shall not expire until such time as the WOFE acquires all equity interests of the relevant VIEs subject to applicable PRC laws.
4)	Shareholder Voting Proxy Agreement. Each of the VIE’s shareholders executed an irrevocable power of proxy to appoint the WOFE as the attorney-in-fact to act on his or her behalf on all matters pertaining to the VIEs and to exercise all of his or her rights as a shareholder of the VIEs, including the right to attend shareholders meetings, to exercise voting rights and to appoint directors, a general manager, and other senior management of the VIEs. The power of proxy is irrevocable and may only be terminated at the discretion of the WOFE.

5)	Exclusive Technical Service Agreement. Under the exclusive technical service agreement, the VIEs agreed to engage the WOFE as their exclusive provider of technology consulting and other services for a service fee equal to 90% of all operating profit generated by the VIEs. According to the relevant PRC rules and regulations, related party transactions should be negotiated at the arm’s length basis and apply reasonable transfer pricing methods. However, the determination of service fees is under the sole discretion of the WOFE. These agreements do not have specific clauses on renewal but do have an initial term of 20 years (with the earliest expiration date being December 31, 2029). By virtue of the governance rights the WOFE maintains over the VIEs, through the terms of the other agreements noted above, the Company is able to unilaterally renew, extend or amend the service agreements at its discretion.

The Group shall be deemed to have a controlling financial interest in a VIE if it has both of the following characteristics:

a. The power to direct the activities of a VIE that most significantly impact the VIE’s economic performance; and

b. The obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

In determining the Group has “the power to direct the activities of the VIE that most significantly impact the VIEs’ economic performance,” the Group looked to the specific provisions of the Call Option Agreement and Shareholder Voting Proxy Agreement. These agreements, as summarized above, provide the WOFE effective control over all of the corporate and operating decisions of the VIEs, and as such, the Group’s management concluded that the WOFE has the requisite power to direct the activities of the VIEs that most significantly impact the VIEs’ economic performance. In assessing the Group’s obligation to absorb losses, the Group notes that it has funded through the loan agreements all of the entities’ share capital and also provides financial support as necessary to the entities through intercompany transactions. The Group’s rights to receive economic benefits that are significant to the VIEs are embodied firstly in the Equity Pledge Agreements that secure the equity owners’ obligations under the relevant agreements, and ascribes to the WOFE all of the economic benefits of the equity interests including rights to any dividends declared. Secondly, the Exclusive Technical Service Agreement further secures the ability of WOFE to receive substantially all of the economic benefits from each of the VIEs on behalf of the Group.

In conclusion, because the Group, through its wholly owned subsidiary The9 Computer, has (1) the power to direct the activities of the VIEs that most significantly affect the VIE’s economic performance and (2) the right to receive benefits from the VIEs that could potentially be significant to the VIEs, it has been deemed to be the primary beneficiary of the VIEs and has consolidated the respective VIEs since the date of execution of such agreements.

Shareholders of the VIEs may potentially have conflicts of interest with the Company, and they may breach their contracts with the PRC subsidiaries or cause such contracts to be amended in a manner contrary to the interests of the Company. As a result, the Company may have to initiate legal proceedings, which involve significant uncertainty. Such disputes and proceedings may significantly disrupt the Company’s business operations and adversely affect the Company’s ability to control the VIEs. In light of the fact that most of the shareholders of the VIEs are directors, officers, shareholders or employees of the Company or the PRC subsidiaries, management is of the view that the risk that misaligned interests may lead to deconsolidation in the foreseeable future is remote and insignificant.

PRC laws and regulations currently limit foreign ownership of companies that provide Internet content services, which include operating online games. In addition, foreign invested enterprises are currently not eligible to apply for the required licenses for operating online games in the PRC. The Company is incorporated in the Cayman Islands and is considered a foreign entity under the PRC laws. Due to restrictions on foreign ownership of the provision of online games, the Company is dependent on the licenses held by Shanghai IT to conduct its online games business through its subsidiary in the PRC. Shanghai IT holds the necessary licenses and approvals that are essential for the online game business. The9 Computer has entered into contractual arrangements with Shanghai IT for use of its relevant licenses and websites. Shanghai IT is principally owned by certain shareholder and employee of the Company. Pursuant to certain other agreements and undertakings, the Company in substance controls Shanghai IT. In the opinion of the Company’s directors, the Company’s current ownership structures and its contractual arrangements with Shanghai IT, and its equity owners as well as its operations, are in compliance with all existing PRC laws and regulations. However, there may be changes and other developments in the PRC laws and regulations or their interpretation. Specifically following the recent promulgation of the GAPP Circular, it is unclear whether the authorities will deem our VIE structure and contractual arrangements with Shanghai IT as an “indirect or disguised” way by foreign investors to gain control over or participate in domestic online game operators, and challenge our VIE structure accordingly. If the Company, its PRC subsidiaries and VIEs are found to be in violation of any existing or future PRC laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including requiring the Company to undergo a costly and disruptive restructuring such as forcing the Company to transfer its equity interest in the PRC subsidiaries to a domestic entity or invalidating the VIE agreements. If the PRC government authorities impose penalties which cause the Company to lose its rights to direct the activities of and receive economic benefits from the VIEs, the Company may lose the ability to consolidate and reflect in its financial statements the financial condition, and results of operation of the VIEs.

The Group has concluded that the aforementioned contractual arrangements are legally enforceable and provide the Group with full control of the VIEs. However, the aforementioned contractual arrangements with the VIEs and their respective shareholders are subject to risks and uncertainties:

•	The VIEs or their shareholders could fail to obtain the proper operating licenses or fail to comply with other regulatory requirements. As a result, the PRC government could impose fines, new requirements or other penalties on the VIEs or the Group, mandate a change in ownership structure or operations for the VIEs or the Group, restrict the VIEs or the Group’s use of financing sources or otherwise restrict the VIEs or the Group’s ability to conduct business.

•	The aforementioned contractual agreements may be unenforceable or difficult to enforce. The equity pledge agreements may be deemed improperly registered or the VIEs or the Group may fail to meet other requirements. Even if the agreements are enforceable, they may be difficult to enforce given the uncertainties in the PRC legal system.

•	The PRC government may declare the aforementioned contractual agreements invalid. They may modify the relevant regulation, have a different interpretation of such regulations, or otherwise determine that the Group or the VIEs have failed to comply with the legal obligations required to effectuate such contractual arrangements.

•	It may be difficult to finance the VIEs by means of loans or capital contributions. Loans from our offshore parent company to the VIEs must be approved by the relevant PRC government body and such approval may be difficult or impossible to obtain. Because the VIEs are domestic PRC enterprises owned by nominee shareholders, the Group is not likely to finance their activities by means of direct capital contributions either.

If the Company, its PRC subsidiaries and VIEs are found to be in violation of any existing or future PRC laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including requiring the Company to undergo a costly and disruptive restructuring such as forcing the Company to transfer its equity interest in the PRC subsidiaries to a domestic entity or invalidating the VIE agreements. If the PRC government authorities impose penalties which cause the Company to lose its rights to direct the activities of and receive economic benefits from the VIEs, the Company may lose the ability to consolidate and reflect in its financial statements the results of operation of the VIEs. The Company, however, does not believe such actions would result in the liquidation or dissolution of the Company, the WFOEs or VIEs.

R&D VIE

Mengxiang Hulian,is a primarily start-up research and development company developing games funded by the Group, which started the development of web and mobile games beginning in 2011. The group deconsolidated two other VIE companies, Fire Rain and Wanyouyl, in 2012. Both companies were primarily engaged in the development of MMORPGs since 2009. The Group had arrangements with each of Fire Rain, Wanyouyl and Mengxiang Hulian (the “R&D” companies) pursuant to which the Group provided substantial financial support and obtained equity interests in these entities. The Group has acquired or has an option to acquire the exclusive licenses in Mainland China or worldwide for the games under development by these entities. As of December 31, 2012 and 2013, the Group held equity interest of 25% and 58.5% of Fire Rain, nil and nil of Wanyouyl and 20% and 20 % of Mengxiang Hulian, respectively.

Under the above arrangements with the R&D companies, the Group has the power to make decisions that most significantly affect the entities’ operations and effectively assumed a majority of economic risks associated with these entities, and has the obligation to absorb losses and the right to receive returns that are significant to these entities. As such, prior to the reconsideration events discussed below, it was determined that the Group is the primary beneficiary of these entities and has included them in its consolidated financial statements since their respective dates of incorporation.

In late 2012, due to the weaker than expected performance of the game developed by Fire Rain, the Group decided to terminate certain contractual arrangements with Fire Rain, which resulted in the return of the game license and the cessation of providing additional financial support to Fire Rain. Subsequent to this change, the game operations are controlled directly by Fire Rain. As a result of the change in contractual arrangements, the Group no longer has the power to direct the activities that most significantly impact Fire Rain’s operations, and as such the Group ceased to be the primary beneficiary of Fire Rain and deconsolidated Fire Rain on the date the contractual arrangements were terminated. As of the date of deconsolidation, the Group retained its 25% equity interest and contractual rights to receive repayment of game development expenditures of RMB 17 million (US$ 2.8 million) and a contractual right to receive 20% of the gross revenues generated by the game. Upon termination of the original VIE arrangements, the Group concluded that RMB 4.5 million (US$ 0.7 million) out of the RMB 17 million (US$ 2.8 million) in cash previously advanced to the R&D VIE would be repaid by Fire Rain and considered such amount in the determination of the loss associated with such termination. The RMB 4.5 million (US$ 0.7 million) was received in January 2013. The Group also determined that the fair value of the retained 25% equity interest in Fire Rain was approximately nil. The Group measured the fair value of the investment based on a discounted cash flow approach. The discounted cash flow analysis is a level 3 fair value measurement that requires the use of significant unobservable inputs, including projected revenue, expenses, capital expenditures and other costs, and discount rates calculated based on the weighted average cost of capital, which includes various factors, such as risk-free rate, equity risk premium, size premium, and other risk factors.

The total loss on deconsolidation of Fire Rain was RMB12.4 million, of which RMB 1.3 million (US$ 0.2 million) relates to the loss from remeasurement of the 25% retained interest. The total loss was recorded in loss on termination of VIE arrangements for the year ended December 31, 2012. After deconsolidation, Fire Rain remains a VIE and a related party of the Group, however, the Group is not Fire Rain’s primary beneficiary. Given the Group made a full provision of the remaining receivable due from Fire Rain, the Group’s maximum loss exposure as a result of the involvement with Fire Rain is nil. In addition, as Fire Rain was incorporated as limited liability company under the PRC Company Law, creditors of Fire Rain do not have recourse to the general credit of the Group for any of the liabilities of Fire Rain.

In April 2013, the Group and an individual shareholder entered into an agreement pursuant to which that individual shareholder will transfer their 33.5% equity interest in Fire Rain to the Group and in return the Group will release them from the personal guarantee provided in connection with loans advanced by the Group to Fire Rain. After this share transfer, the Group will own approximately 58.5% of the equity of Fire Rain. However, according to the articles of incorporation, there is no change on the decision making mechanism of Fire Rain. In late 2013, due to continuous weak performance, management of Fire Rain determined to liquidate the company.

In late 2012, in a series of contemplated transactions, the Group terminated the product development and license agreement with Wanyouyl and sold its entire equity interest in Wanyouyl to a third party for consideration of RMB 3.0 million (US$ 0.5 million). The Group retained its contractual right to receive 20% of future revenues of a game developed by Wanyouyl, subject to a cap of RMB10.0 million (US$1.7 million). The Group deconsolidated Wanyouyl as a result of these transactions and recorded a total loss on deconsolidation of RMB 5.7 million (US$0.9 million), which is recognized in loss on termination of R&D VIE arrangements for the year ended December 31, 2012. In 2013, the Group received RMB2.6 million (US$0.4 million) of shared revenue from the game developed by Wanyouyl.

Summary financial information of the VIE subsidiaries included in the accompanying consolidated financial statements with intercompany balances and transactions eliminated are as follows:

	December 31, 2012	December 31, 2013	December 31, 2013
	RMB	RMB	US$ (Note 3)
Total assets	223,569,019	181,085,582	29,913,207
Total liabilities	233,201,710	248,360,907	41,026,299

	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2013
	RMB	RMB	RMB	US$ (Note 3)
Revenue	103,128,242	146,100,548	86,574,297	14,301,055
Net loss	(44,008,489)	(163,422,412)	(201,412,786)	(33,271,022)

All VIES suffered loss for each year ended December 31, 2011, 2012 and 2013, thus no service fee was charged by WOFE during the year ended December 31, 2011, 2012 and 2013.

The VIEs contributed an aggregate of 96.9%, 94.6% and 82.6% of the consolidated net revenues for the year ended December 31, 2011, 2012 and 2013, respectively. The Company’s operations not conducted through contractual arrangements with the VIE primarily consist of its product development on Firefall in the United States. As of the fiscal years ended December 31, 2012 and 2013, the VIEs accounted for an aggregate of 20.1% and 33.1%, respectively, of the consolidated total assets, and 64.2% and 69.7%, respectively, of the consolidated total liabilities.

There are no consolidated VIE’s assets that are collateral for the VIE’s obligations and can only be used to settle the VIE’s obligations.

Relevant PRC laws and regulations restrict the VIE from transferring a portion of its net assets, equivalent to the balance of its statutory reserve and its share capital, to the Company in the form of loans and advances or cash dividends. Please refer to Note 26 for disclosure of restricted net assets.